VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET

18.	VESSELS AND EQUIPMENT, NET

(in thousands of $)	2013	2012
Cost	1,043,439	771,945
Accumulated depreciation	(231,724)	(198,330)
Net book value	811,715	573,615

As at December 31, 2013, we owned seven (2012: six) vessels. The increase in vessels and equipment is due to the delivery of two newbuildings in October 2013, partially offset by the sale of the Golar Maria to Golar Partners in February 2013.

Drydocking costs of $33.1 million and $34.2 million are included in the cost amounts above as of December 31, 2013 and 2012, respectively.  Accumulated amortization of those costs as of December 31, 2013 and 2012 were $18.9 million and $12.9 million, respectively.

Depreciation and amortization expense for each of the years ended December 31, 2013, 2012 and 2011 was $36.9 million, $70.3 million and $54.3 million, respectively.

As at December 31, 2013 and 2012, included in the above amounts is office equipment with a net book value of $1.7 million and $1.8 million, respectively.

As at December 31, 2013 and 2012, vessels with a net book value of $700.7 million and $432.9 million, respectively, were pledged as security for certain debt facilities (see note 35).